Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K/A Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2023 (the “Report”) of SS Innovations International, Inc., a Florida corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof, I, Anup Sethi., the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 6, 2024

SS INNOVATIONS INTERNATIONAL, INC.

By:	/s/ Anup Sethi
Anup Sethi Chief Financial Officer
(Principal Financial and Accounting Officer)